UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

CME GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	333-199429	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 20, 2015, at a meeting of the special committee of the board of directors of GFI Group Inc. (“GFI Group”), Greenhill & Co., LLC (“Greenhill”) delivered its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated January 20, 2015, that, as of such date and based upon the procedures followed and subject to assumptions made, matters considered and limitations of the scope of review undertaken by Greenhill as set forth in its written opinion, the consideration to be received by holders of shares of GFI Group common stock in the merger between CME Group Inc. (“CME Group”) and GFI Group discussed in the Proxy Statement/Prospectus (the “GFI Merger”) was fair, from a financial point of view, to the holders of GFI Group common stock (other than holders of shares of GFI Group common stock beneficially owned by stockholders and certain affiliates of Jersey Partners, Inc.). The consent of Greenhill is attached hereto and incorporated herein by reference as Exhibit 99.1.

On January 23, 2015, CME Group and GFI Group filed with the Securities and Exchange Commission (the “SEC”), pursuant to rule 424(b)(3) of the Securities Act of 1933, as amended, a supplement (the “Supplement”) to the proxy statement/prospectus included in the Registration Statement on Form S-4, File No. 333-199429, filed by CME Group with the SEC and declared effective by the SEC on December 24, 2014 (the “Proxy Statement/Prospectus”), and mailed on or about December 24, 2014 to GFI Group stockholders who are eligible to vote at the special meeting of GFI stockholders being held for the purposes set forth in the Proxy Statement/Prospectus.

On January 23, 2015, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”)  issued a tax opinion to the effect that the GFI Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each of CME Group and GFI Group will be a party to such reorganization. Skadden’s tax opinion is attached hereto and incorporated herein by reference as Exhibit 8.1.

On January 23, 2015, White & Case LLP (“White & Case”) issued a tax opinion to the effect that the GFI Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and that each of CME Group and GFI Group will be a party to such reorganization. White & Case’s tax opinion is attached hereto and incorporated herein by reference as Exhibit 8.2.

In connection with the Proxy Statement/Prospectus and the Supplement, holders of GFI Group’s common stock may vote their shares for or against the GFI Merger. The Proxy Card is attached hereto and incorporated herein by reference as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

8.2	Tax Opinion of White & Case LLP.

99.1	Consent of Greenhill & Co., LLC.

99.2	Proxy Card of GFI Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin Senior Managing Director, General Counseland Corporate Secretary

Date: January 23, 2015

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

8.2	Tax Opinion of White & Case LLP.

99.1	Consent of Greenhill & Co., LLC.

99.2	Proxy Card of GFI Group Inc.